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                       SUPPLEMENT DATED FEBRUARY 4, 2000

                      SG COWEN INCOME + GROWTH FUND, INC.

                         PROSPECTUS DATED APRIL 1, 1999

                          ----------------------------

The paragraphs under the caption "Portfolio Managers" on page 7 are replaced by the following:

Paul D. Houk is primarily responsible for the daily management of the Fund and has had such responsibility since January 2000. He has served as a Director and Portfolio Manager of SG Cowen since July 1, 1998. Mr. Houk joined Cowen Asset Management in 1995 as a Portfolio Manager and Director. Prior to his employment at Cowen Asset Management, he was a Portfolio Manager with Mercantile Safe Deposit Co. He is a Chartered Financial Analyst with 15 years of investment experience.